[LOGO] ING FUNDS

                                                               Exhibit (g)(2)(i)

April 28, 2008

Ms. Mary Jean Milner
Vice President
The Bank of New York Mellon
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule, each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING Goldman Sachs Commodities Portfolio and ING Multi-Manager Portfolio (the "Portfolios"), each a newly established Series of ING Investors Trust to be included on the Amended Exhibit A to the Agreements as shown. This Amended Exhibit A supersedes the previous Amended Exhibit A dated January 31, 2008.

     The Amended Exhibit A has also been updated to reflect: 1) the name changes of ING SmallCap Value Choice Fund to ING SmallCap Value Multi-Manager Fund, ING International Fund to ING International Growth Opportunities Fund, ING International SmallCap Fund to ING International SmallCap Multi-Manager Fund, ING FMRSM Large Cap Growth Portfolio to ING Van Kampen Large Cap Growth Portfolio, ING FMRSM Mid Cap Growth Portfolio to ING Mid Cap Growth Portfolio and 2) the removal of ING GET Fund - Series T because this fund recently dissolved and ING Investment Funds, Inc. because ING MagnaCap Fund, the only series of this Corporation was recently dissolved, the removal of ING Growth Fund because this fund recently dissolved, the removal of ING International Equity Fund because this fund recently dissolved, the removal of ING VP International Equity Portfolio because this portfolio recently dissolved, and the removal of ING Fundamental Research Portfolio because this portfolio recently merged into ING VP Growth and Income Portfolio.

     Please signify your acceptance to provide services under the Agreements with respect to the Portfolios by signing below. If you have any questions, please contact me at (480) 477-2190.

                                        Sincerely,


                                        By:    /s/ Todd Modic
                                               ----------------------
                                        Name:  Todd Modic
                                        Title: Senior Vice President
                                               ING Investors Trust

ACCEPTED AND AGREED TO:

The Bank of New York Mellon


By:    /s/ Bruce L. Baumann
       -------------------------------
Name:  Bruce L. Baumann
Title: Vice President, Duly Authorized

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000         ING Investors Trust
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

                                AMENDED EXHIBIT A

Fund                                                      Effective Date
------------------------------------------------------   ------------------
ING Asia Pacific High Dividend Equity Income Fund         March 27, 2007

ING Corporate Leaders Trust Fund
   ING Corporate Leaders Trust - Series A                  May 17, 2004
   ING Corporate Leaders Trust - Series B                  May 17, 2004

ING Equity Trust
   ING Equity Dividend Fund                              December 4, 2007
   ING Financial Services Fund                             June 9, 2003
   ING Fundamental Research Fund                         December 28, 2005
   ING Index Plus LargeCap Equity Fund                     June 2, 2003
   ING Index Plus LargeCap Equity Fund II                  June 2, 2003
   ING Index Plus LargeCap Equity Fund III                 June 2, 2003
   ING Index Plus LargeCap Equity Fund IV                  June 2, 2003
   ING LargeCap Growth Fund                                June 9, 2003
   ING LargeCap Value Fund                               February 1, 2004
   ING MidCap Opportunities Fund                           June 9, 2003
   ING Opportunistic LargeCap Fund                       December 28, 2005
   ING Principal Protection Fund V                         June 2, 2003
   ING Principal Protection Fund VI                        June 2, 2003
   ING Principal Protection Fund VII                        May 1, 2003
   ING Principal Protection Fund VIII                     October 1, 2003
   ING Principal Protection Fund IX                      February 2, 2004
   ING Principal Protection Fund X                          May 3, 2004
   ING Principal Protection Fund XI                       August 16, 2004
   ING Principal Protection Fund XII                     November 15, 2004
   ING Real Estate Fund                                    June 9, 2003
   ING SmallCap Opportunities Fund                         June 9, 2003
   ING SmallCap Value Multi-Manager Fund                 February 1, 2005
   ING Value Choice Fund                                 February 1, 2005

ING Funds Trust
   ING Classic Money Market Fund                           April 7, 2003
   ING GNMA Income Fund                                    April 7, 2003
   ING High Yield Bond Fund                                April 7, 2003
   ING Institutional Prime Money Market Fund               July 29, 2005
   ING Intermediate Bond Fund                              April 7, 2003
   ING National Tax-Exempt Bond Fund                       April 7, 2003

ING GET Fund
   ING GET Fund - Series U                                 July 14, 2003

   ING GET Fund - Series V                               March 13, 2003

ING Global Equity Dividend and Premium Opportunity Fund   March 28, 2005

ING Global Advantage and Premium Opportunity Fund        October 27, 2005

ING Infrastructure Development Equity Fund                      TBD

ING International High Dividend Equity Income Fund        August 28, 2007

ING Investors Trust
   ING AllianceBernstein Mid Cap Growth Portfolio         January 6, 2003
   ING American Funds Asset Allocation Portfolio          April 28, 2008
   ING American Funds Bond Portfolio                     November 9, 2007
   ING American Funds Growth Portfolio                   September 2, 2003
   ING American Funds Growth-Income Portfolio            September 2, 2003
   ING American Funds International Portfolio            September 2, 2003
   ING BlackRock Large Cap Growth Portfolio               January 6, 2003
   ING BlackRock Large Cap Value Portfolio                January 6, 2003
   ING BlackRock Inflation Protected Bond Portfolio       April 30, 2007
   ING Capital Guardian U.S. Equities Portfolio          January 13, 2003
   ING Disciplined Small Cap Value Portfolio              April 28, 2006
   ING EquitiesPlus Portfolio                             April 28, 2006
   ING Evergreen Health Sciences Portfolio                  May 3, 2004
   ING Evergreen Omega Portfolio                            May 3, 2004
   ING FMRSM Diversified Mid Cap Portfolio                January 6, 2003
   ING Van Kampen Large Cap Growth Portfolio              April 29, 2005
   ING Mid Cap Growth Portfolio                          January 13, 2003
   ING Focus 5 Portfolio                                  August 20, 2007
   ING Franklin Income Portfolio                          April 28, 2006
   ING Franklin Mutual Shares Portfolio                   April 30, 2007
   ING Franklin Templeton Founding Strategy               April 30, 2007
   ING Global Real Estate Portfolio                       January 3, 2006
   ING Global Resources Portfolio                        January 13, 2003
   ING Global Technology Portfolio                        January 6, 2003
   ING International Growth Opportunities Portfolio      January 13, 2003
   ING Janus Contrarian Portfolio                        January 13, 2003
   ING JPMorgan Emerging Markets Equity Portfolio        January 13, 2003
   ING JPMorgan Small Cap Core Equity Portfolio          January 13, 2003
   ING JPMorgan Value Opportunities Portfolio             April 29, 2005
   ING Julius Baer Foreign Portfolio                     January 13, 2003
   ING Legg Mason Value Portfolio                        January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio                May 1, 2004

   ING LifeStyle Conservative Portfolio                  October 17, 2007
   ING LifeStyle Growth Portfolio                           May 1, 2004
   ING LifeStyle Moderate Growth Portfolio                  May 1, 2004
   ING LifeStyle Moderate Portfolio                         May 1, 2004
   ING Limited Maturity Bond Portfolio                    January 6, 2003
   ING Liquid Assets Portfolio                            January 6, 2003
   ING Lord Abbett Affiliated Portfolio                   January 6, 2003
   ING Marsico Growth Portfolio                           January 13, 2003
   ING Marsico International Opportunities Portfolio       April 29, 2005
   ING MFS Total Return Portfolio                         January 13, 2003
   ING MFS Utilities Portfolio                             April 29, 2005
   ING Oppenheimer Main Street Portfolio(R)               January 13, 2003
   ING PIMCO Core Bond Portfolio                          January 13, 2003
   ING PIMCO High Yield Portfolio                         November 5, 2003
   ING Pioneer Equity Income Portfolio                      May 11, 2007
   ING Pioneer Fund Portfolio                              April 29, 2005
   ING Pioneer Mid Cap Value Portfolio                     April 29, 2005
   ING Stock Index Portfolio                              November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio       January 13, 2003
   ING T. Rowe Price Equity Income Portfolio              January 13, 2003
   ING Templeton Global Growth Portfolio                  January 13, 2003
   ING UBS U.S. Allocation Portfolio                       January 6, 2003
   ING Van Kampen Capital Growth Portfolio                January 13, 2003
   ING Van Kampen Global Franchise Portfolio              January 13, 2003
   ING Van Kampen Growth and Income Portfolio             January 13, 2003
   ING Van Kampen Real Estate Portfolio                   January 13, 2003
   ING VP Index Plus International Equity Portfolio         July 29, 2005
   ING Wells Fargo Disciplined Value Portfolio             January 6, 2003
   ING Wells Fargo Small Cap Disciplined Portfolio        November 30, 2005

ING Mayflower Trust
   ING International Value Fund                           November 3, 2003

ING Mutual Funds
   ING Asia-Pacific Real Estate Fund                      October 15, 2007
   ING Disciplined International SmallCap Fund            December 20, 2006
   ING Diversified International Fund                     December 7, 2005
   ING Emerging Countries Fund                            November 3, 2003
   ING Emerging Markets Fixed Income Fund                 December 7, 2005
   ING European Real Estate Fund                          October 15, 2007
   ING Foreign Fund                                         July 1, 2003
   ING Global Bond Fund                                     June 19, 2006

   ING Global Equity Dividend Fund                        September 2, 2003
   ING Global Natural Resources Fund                      November 3, 2003
   ING Global Real Estate Fund                            November 3, 2003
   ING Global Value Choice Fund                           November 3, 2003
   ING Greater China Fund                                 December 7, 2005
   ING Index Plus International Equity Fund               December 7, 2005
   ING International Capital Appreciation Fund            December 7, 2005
   ING International Equity Dividend Fund                   May 16, 2007
   ING International Growth Opportunities Fund            November 3, 2003
   ING International Real Estate Fund                     February 28, 2006
   ING International SmallCap Fund                        November 3, 2003
   ING International Value Choice Fund                    February 1, 2005
   ING International Value Opportunities Fund             February 28, 2007
   ING Russia Fund                                        November 3, 2003

ING Partners, Inc.
   ING American Century Large Company Value Portfolio      January 10, 2005
   ING American Century Small-Mid Cap Value Portfolio      January 10, 2005
   ING Baron Asset Portfolio                               December 7, 2005
   ING Baron Small Cap Growth Portfolio                    January 10, 2005
   ING Columbia Small Cap Value II Portfolio                April 28, 2006
   ING Davis New York Venture Portfolio                    January 10, 2005
   ING Fidelity(R) VIP Contrafund(R) Portfolio             November 15, 2004
   ING Fidelity(R) VIP Equity-Income Portfolio             November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio                    November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio                   November 15, 2004

   ING Index Solution 2015 Portfolio                         March 7, 2008
   ING Index Solution 2025 Portfolio                         March 7, 2008
   ING Index Solution 2035 Portfolio                         March 7, 2008
   ING Index Solution 2045 Portfolio                         March 7, 2008
   ING Index Solution Income Portfolio                       March 7, 2008
   ING JPMorgan International Portfolio                    January 10, 2005
   ING JPMorgan Mid Cap Value Portfolio                    January 10, 2005
   ING Legg Mason Partners Aggressive Growth Portfolio     January 10, 2005
   ING Legg Mason Partners Large Cap Growth Portfolio      January 10, 2005
   ING Lord Abbett U.S. Government Securities Portfolio    December 7, 2005
   ING Neuberger Berman Partners Portfolio                 December 7, 2005
   ING Neuberger Berman Regency Portfolio                  December 7, 2005
   ING OpCap Balanced Value Portfolio                      January 10, 2005
   ING Oppenheimer Global Portfolio                        January 10, 2005
   ING Oppenheimer Strategic Income Portfolio              January 10, 2005
   ING PIMCO Total Return Portfolio                        January 10, 2005
   ING Pioneer High Yield Portfolio                        December 7, 2005
   ING Solution 2015 Portfolio                              April 29, 2005
   ING Solution 2025 Portfolio                              April 29, 2005

   ING Solution 2035 Portfolio                              April 29, 2005
   ING Solution 2045 Portfolio                              April 29, 2005
   ING Solution Growth and Income Portfolio                  June 29, 2007
   ING Solution Growth Portfolio                             June 29, 2007
   ING Solution Income Portfolio                            April 29, 2005
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio  January 10, 2005
   ING T. Rowe Price Growth Equity Portfolio               January 10, 2005
   ING Templeton Foreign Equity Portfolio                  November 30, 2005
   ING Thornburg Value Portfolio                           January 10, 2005
   ING UBS U.S. Large Cap Equity Portfolio                 January 10, 2005
   ING UBS U.S. Small Cap Growth Portfolio                  April 28, 2006
   ING Van Kampen Comstock Portfolio                       January 10, 2005
   ING Van Kampen Equity and Income Portfolio              January 10, 2005

ING Risk Managed Natural Resources Fund                     October 24, 2006

ING Series Fund, Inc.
   Brokerage Cash Reserves                                   June 2, 2003
   ING 130/30 Fundamental Research Fund                     April 28, 2006
   ING Balanced Fund                                         June 2, 2003
   ING Global Income Builder Fund                            March 5, 2008
   ING Global Science and Technology Fund                    June 2, 2003
   ING Growth and Income Fund                                June 9, 2003
   ING Index Plus LargeCap Fund                              June 9, 2003
   ING Index Plus MidCap Fund                                June 9, 2003
   ING Index Plus SmallCap Fund                              June 9, 2003
   ING Money Market Fund                                     June 2, 2003
   ING Small Company Fund                                    June 9, 2003
   ING Strategic Allocation Conservative Fund                June 2, 2003
   ING Strategic Allocation Growth Fund                      June 2, 2003
   ING Strategic Allocation Moderate Fund                    June 2, 2003
   ING Tactical Asset Allocation Fund                        March 5, 2008

ING Separate Portfolios Trust
   ING SPorts Core Fixed Income Fund                          May 16, 2007
   ING SPorts Core Plus Fixed Income Fund                     May 16, 2007

ING Strategic Allocation Portfolios, Inc.
   ING VP Strategic Allocation Conservative Portfolio        July 7, 2003
   ING VP Strategic Allocation Growth Portfolio              July 7, 2003
   ING VP Strategic Allocation Moderate Portfolio            July 7, 2003

ING Variable Funds
   ING VP Growth and Income Portfolio                        July 7, 2003

ING Variable Insurance Trust
   ING GET U.S. Core Portfolio - Series 1                     June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                  September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                   December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                    March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                     June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                  September 10, 2004
   ING GET U.S. Core Portfolio - Series 7                   December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                     March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                     June 8, 2005
   ING GET U.S. Core Portfolio - Series 10                  September 7, 2005
   ING GET U.S. Core Portfolio - Series 11                  December 6, 2005
   ING GET U.S. Core Portfolio - Series 12                    March 2, 2006
   ING GET U.S. Core Portfolio - Series 13                    June 22, 2006
   ING GET U.S. Core Portfolio - Series 14                  December 21, 2006
   ING VP Global Equity Dividend Portfolio                  November 3, 2003

ING Variable Portfolios, Inc.
   ING International Index Portfolio                         March 4, 2008
   ING Lehman Brothers Aggregate Bond Index Portfolio        March 4, 2008
   ING Morningstar U.S. Growth Index Portfolio              April 28, 2008
   ING Russell Large Cap Index Portfolio                     March 4, 2008
   ING Russell Mid Cap Index Portfolio                       March 4, 2008
   ING Russell Small Cap Index Portfolio                     March 4, 2008
   ING VP Global Science and Technology Portfolio            July 7, 2003
   ING VP Growth Portfolio                                   July 7, 2003
   ING VP Index Plus LargeCap Portfolio                      July 7, 2003
   ING VP Index Plus MidCap Portfolio                        July 7, 2003
   ING VP Index Plus SmallCap Portfolio                      July 7, 2003
   ING VP Small Company Portfolio                            July 7, 2003
   ING VP Value Opportunity Portfolio                        July 7, 2003
   ING WisdomTree(SM) Global High-Yielding Equity Index
   Portfolio                                               January 16, 2008

ING Variable Products Trust
   ING VP Financial Services Portfolio                        May 1, 2004
   ING VP High Yield Bond Portfolio                         October 6, 2003
   ING VP International Value Portfolio                    November 3, 2003
   ING VP MidCap Opportunities Portfolio                    October 6, 2003
   ING VP Real Estate Portfolio                               May 1, 2004
   ING VP SmallCap Opportunities Portfolio                  October 6, 2003

ING VP Balanced Portfolio, Inc.                               July 7, 2003
ING VP Intermediate Bond Portfolio                            July 7, 2003
ING VP Money Market Portfolio                                 July 7, 2003